As filed with the Securities and Exchange Commission on October 10, 2007.
Registration No. 333-145077

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 2
TO
Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

SYNACOR, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	7389 (Primary Standard Industrial Classification Code Number)	16-1542712 (I.R.S. Employer Identification Number)

40 La Riviere Drive, Suite 300
Buffalo, NY 14202
(716) 853-1362
(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Ron Frankel
President and Chief Executive Officer
Synacor, Inc.
40 La Riviere Drive, Suite 300
Buffalo, NY 14202
(716) 853-1362
(Name, address, including zip code and telephone number, including area code, of agent for service)

Copies to:

Kenneth R. McVay, Esq. Ward Breeze, Esq. Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP 220 West 42nd Street, 21st Floor New York, New York 10036 (212) 730-8133	Glenn M. Reiter, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 (212) 455-2000

Approximate date of commencement of proposed sale to the public:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of	Proposed Maximum	Amount of
Securities to be Registered	Aggregate Offering Price(1)(2)	Registration Fee(3)
Common stock, par value $0.01 per share	$86,250,000	$2,648

(1)	Includes offering price of shares of common stock that may be purchased by the underwriters to cover over-allotments, if any.

(2)	Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.

(3)	A registration fee of $2,648 was paid at the time of the initial filing of the registration statement based on an estimate of the aggregate offering price.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-145077) is solely made to file exhibits previously omitted. No changes have been made to Part I of the Registration Statement or Items 13, 14, 15, 16(b) or 17 of Part II of the Registration Statement. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibits.

Item 16.  Exhibits and Financial Statements

(a) Exhibits

Exhibit No.		Description

1	.1*	Form of Underwriting Agreement
3	.1**	Amended and Restated Certificate of Incorporation
3	.2*	Form of Amended and Restated Certificate of Incorporation to be effective upon closing
3	.3**	Bylaws
3	.4*	Form of Amended and Restated Bylaws to be effective upon closing
4.1		Reference is made to Exhibits 3.1, 3.2, 3.3 and 3.4
4	.2*	Form of certificate for common stock
4	.3**	Third Amended and Restated Investors’ Rights Agreement by and among Synacor, Inc., certain stockholders and the investors listed on the signature pages thereto
4	.4**	Third Amended and Restated Stock Restriction, First Refusal and Co-Sale Agreement by and among Synacor, Inc., certain stockholders and the investors listed on the signature pages thereto
4	.5**	Third Amended and Restated Voting Agreement by and among Synacor, Inc., certain stockholders and the investors listed on the signature pages thereto
5	.1*	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP
10	.1**	Form of Indemnification Agreement between the Registrant and each of its directors and executive officers and certain key employees
10	.2.1**	1999 Stock Option Plan
10	.2.2**	Amendment to the 1999 Stock Option Plan
10	.3.1**	2000 Stock Plan
10	.3.2**	First Amendment to the 2000 Stock Plan
10	.3.3**	Second Amendment to the 2000 Stock Plan
10	.3.4**	Third Amendment to the 2000 Stock Plan
10	.4.1**	2006 Stock Plan
10	.4.2**	Amendment No. 1 to 2006 Stock Plan
10	.4.3**	Amendment No. 2 to 2006 Stock Plan
10.5		2007 Equity Incentive Plan
10	.6**	Management Bonus Plan
10	.7**	Letter Agreement dated July 31, 2007 with Ron Frankel
10	.8**	Offer Letter dated April 6, 2007 with Eric Blachno
10	.9**	Letter Agreement dated September 29, 2006 with Ross Winston
10	.10.1**	Employment and Noncompetition Agreement dated December 22, 2000 between George Chamoun and CKMP, Inc.
10	.10.2**	Letter Agreement dated September 29, 2006 with George Chamoun
10	.10.3**	Letter Agreement dated September 17, 2007 with George Chamoun
10	.11**	Separation Agreement dated October 24, 2006 with Robert Rusak
10	.12**	Series B Preferred Stock Purchase Agreement dated October 1, 2004 by and among Synacor, Inc. and the investors listed on the signature pages thereto
10	.13**	Series C Preferred Stock Purchase Agreement dated October 19, 2006 by and among Synacor, Inc. and the investors listed on the signature pages thereto
10	.14.1***	Google Services Agreement dated June 30, 2004 between Google Inc. and Synacor, Inc.
10	.14.2***	Google Services Agreement Order Form dated June 25, 2004 by and between Google Inc. and Synacor, Inc.

Exhibit No.		Description

10	.14.3***	Amendment Number One to Google Services Agreement Order Form dated November 1, 2004 by and between Google Inc. and Synacor, Inc.
10	.14.4***	Amendment Number Two to Google Services Agreement Order Form dated December 16, 2005 by and between Google Inc. and Synacor, Inc.
10	.14.5	Amendment Number Three to Google Services Agreement Order Form dated June 30, 2006 by and between Google Inc. and Synacor, Inc.
10	.14.6***	Amendment Number Four to Google Services Agreement Order Form dated July 31, 2006
10	.15.1***	Master Services Agreement No. MSAX063015TPS dated December 4, 2006 by and between Synacor, Inc. and Embarq Management Company
10	.15.2***	Contract Order No. COXX063016TPS to Master Services Agreement MSAX063015TPS dated December 4, 2006 by and between Synacor, Inc. and Embarq Management Company
10	.16.1***	Synacor Master Services Agreement dated September 30, 2004 by and between Synacor, Inc. and Charter Communications Holding Company, LLC
10	.16.2***	Schedule F — First Renewal to Synacor Master Services Agreement dated July 1, 2005 by and between Synacor, Inc. and Charter Communications Holding Company, LLC
10	.16.3***	Amendment to Master Services Agreement dated September 30, 2005 by and between Synacor, Inc. and Charter Communications Holding Company, LLC
10	.16.4***	Amendment to Master Services Agreement dated August 16, 2006 by and among Synacor, Inc., Charter Communications Operating, LLC and Charter Communications Holding Company, LLC
10	.16.5	Content Distribution Addendum to Synacor Master Services Agreement dated September 30, 2004 by and between Synacor, Inc. and Charter Communications Holding Company, LLC
10	.17.1***	Letter Agreement dated July 27, 2006 by and among Synacor, Inc. and Time Warner Cable Inc.
10	.17.2***	Synacor Master Services Agreement dated July 13, 2004 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.3***	Amendment No. 1 to Synacor Master Services Agreement dated December 28, 2004 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.4***	Amendment No. 2 to Synacor Master Services Agreement dated October 26, 2005 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.5	Content Distribution Addendum to Synacor Master Services Agreement dated July 21, 2004 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.6***	Content Attachment No. 1 to Content Distribution Addendum dated November 21, 2004 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.7***	Amendment No. 1 to Content No. 1 Attachment dated June 1, 2005 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.8***	Content Attachment No. 2 to Content Distribution Addendum to Synacor Master Services Agreement dated June 6, 2005 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.9***	Search Revenue Sharing Addendum to Synacor Master Services Agreement dated November 18, 2004 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.10***	Search Revenue Sharing Addendum No. 2 to Synacor Master Services Agreement dated October 26, 2005 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.11***	Search Revenue Sharing Addendum No. 3 to Synacor Master Services Agreement dated October 26, 2005 by and among Synacor, Inc. and ACC Operations, Inc.
10	.18.1**	Sublease dated March 3, 2006 between Ludlow Technical Products Corporation and Synacor, Inc.
10	.18.2**	First Amendment to Sublease dated as of September 25, 2006

Exhibit No.		Description

10	.18.3**	Second Amendment to Sublease dated as of February 27, 2007
10	.19**	2007 Management Cash Incentive Plan
10.20		2007 Employee Stock Purchase Plan
10	.21**	Amendment to Offer Letter with Eric Blachno
10	.22*	Second Amendment to Offer Letter with Eric Blancho
16	.1**	Letter regarding change in certifying accountant
23	.1**	Consent of Deloitte & Touche LLP
23	.2**	Consent of Freed Maxick & Battaglia, CPAs, PC
23	.3*	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1).
24	.1**	Power of Attorney (contained in the signature page to this registration statement)
24	.2**	Power of Attorney from Jeffrey Mallett
99	.1**	Consent of Empire Valuation Consultants, LLC
99	.2**	Consent of Anvil Advisors

*	To be filed by amendment.

**	Previously filed.

***	Confidential treatment requested for portions of the document. The omitted portions have been filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on this 10th day of October, 2007.

SYNACOR, INC.

By:	/s/ Ron Frankel
Ron Frankel
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 2 to the registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Ron Frankel Ron Frankel		President, Chief Executive Officer and Director (Principal Executive Officer)	October 10, 2007

/s/ Eric Blachno Eric Blachno		Chief Financial Officer (Principal Financial and Accounting Officer)	October 10, 2007

* Andrew Kau		Director	October 10, 2007

* Jordan Levy		Director	October 10, 2007

* Jeffrey Mallett		Director	October 10, 2007

* Mark Morrissette		Director	October 10, 2007

* M. Scott Murphy		Director	October 10, 2007

* Joseph Tzeng		Director	October 10, 2007

*By:	/s/ Ron Frankel Ron Frankel, attorney-in-fact

INDEX TO EXHIBITS

Exhibit No.		Description

1	.1*	Form of Underwriting Agreement
3	.1**	Amended and Restated Certificate of Incorporation
3	.2*	Form of Amended and Restated Certificate of Incorporation to be effective upon closing
3	.3**	Bylaws
3	.4*	Form of Amended and Restated Bylaws to be effective upon closing
4.1		Reference is made to Exhibits 3.1, 3.2, 3.3 and 3.4
4	.2*	Form of certificate for common stock
4	.3**	Third Amended and Restated Investors’ Rights Agreement by and among Synacor, Inc., certain stockholders and the investors listed on the signature pages thereto
4	.4**	Third Amended and Restated Stock Restriction, First Refusal and Co-Sale Agreement by and among Synacor, Inc., certain stockholders and the investors listed on the signature pages thereto
4	.5**	Third Amended and Restated Voting Agreement by and among Synacor, Inc., certain stockholders and the investors listed on the signature pages thereto
5	.1*	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP
10	.1**	Form of Indemnification Agreement between the Registrant and each of its directors and executive officers and certain key employees
10	.2.1**	1999 Stock Option Plan
10	.2.2**	Amendment to the 1999 Stock Option Plan
10	.3.1**	2000 Stock Plan
10	.3.2**	First Amendment to the 2000 Stock Plan
10	.3.3**	Second Amendment to the 2000 Stock Plan
10	.3.4**	Third Amendment to the 2000 Stock Plan
10	.4.1**	2006 Stock Plan
10	.4.2**	Amendment No. 1 to 2006 Stock Plan
10	.4.3**	Amendment No. 2 to 2006 Stock Plan
10.5		2007 Equity Incentive Plan
10	.6**	Management Bonus Plan
10	.7**	Letter Agreement dated July 31, 2007 with Ron Frankel
10	.8**	Offer Letter dated April 6, 2007 with Eric Blachno
10	.9**	Letter Agreement dated September 29, 2006 with Ross Winston
10	.10.1**	Employment and Noncompetition Agreement dated December 22, 2000 between George Chamoun and CKMP, Inc.
10	.10.2**	Letter Agreement dated September 29, 2006 with George Chamoun
10	.10.3**	Letter Agreement dated September 17, 2007 with George Chamoun
10	.11**	Separation Agreement dated October 24, 2006 with Robert Rusak
10	.12**	Series B Preferred Stock Purchase Agreement dated October 1, 2004 by and among Synacor, Inc. and the investors listed on the signature pages thereto
10	.13**	Series C Preferred Stock Purchase Agreement dated October 19, 2006 by and among Synacor, Inc. and the investors listed on the signature pages thereto
10	.14.1***	Google Services Agreement dated June 30, 2004 between Google Inc. and Synacor, Inc.
10	.14.2***	Google Services Agreement Order Form dated June 25, 2004 by and between Google Inc. and Synacor, Inc.
10	.14.3***	Amendment Number One to Google Services Agreement Order Form dated November 1, 2004 by and between Google Inc. and Synacor, Inc.

Exhibit No.		Description

10	.14.4***	Amendment Number Two to Google Services Agreement Order Form dated December 16, 2005 by and between Google Inc. and Synacor, Inc.
10	.14.5	Amendment Number Three to Google Services Agreement Order Form dated June 30, 2006 by and between Google Inc. and Synacor, Inc.
10	.14.6***	Amendment Number Four to Google Services Agreement Order Form dated July 31, 2006
10	.15.1***	Master Services Agreement No. MSAX063015TPS dated December 4, 2006 by and between Synacor, Inc. and Embarq Management Company
10	.15.2***	Contract Order No. COXX063016TPS to Master Services Agreement MSAX063015TPS dated December 4, 2006 by and between Synacor, Inc. and Embarq Management Company
10	.16.1***	Synacor Master Services Agreement dated September 30, 2004 by and between Synacor, Inc. and Charter Communications Holding Company, LLC
10	.16.2***	Schedule F — First Renewal to Synacor Master Services Agreement dated July 1, 2005 by and between Synacor, Inc. and Charter Communications Holding Company, LLC
10	.16.3***	Amendment to Master Services Agreement dated September 30, 2005 by and between Synacor, Inc. and Charter Communications Holding Company, LLC
10	.16.4***	Amendment to Master Services Agreement dated August 16, 2006 by and among Synacor, Inc., Charter Communications Operating, LLC and Charter Communications Holding Company, LLC
10	.16.5	Content Distribution Addendum to Synacor Master Services Agreement dated September 30, 2004 by and between Synacor, Inc. and Charter Communications Holding Company, LLC
10	.17.1***	Letter Agreement dated July 27, 2006 by and among Synacor, Inc. and Time Warner Cable Inc.
10	.17.2***	Synacor Master Services Agreement dated July 13, 2004 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.3***	Amendment No. 1 to Synacor Master Services Agreement dated December 28, 2004 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.4***	Amendment No. 2 to Synacor Master Services Agreement dated October 26, 2005 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.5	Content Distribution Addendum to Synacor Master Services Agreement dated July 21, 2004 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.6***	Content Attachment No. 1 to Content Distribution Addendum dated November 21, 2004 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.7***	Amendment No. 1 to Content No. 1 Attachment dated June 1, 2005 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.8***	Content Attachment No. 2 to Content Distribution Addendum to Synacor Master Services Agreement dated June 6, 2005 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.9***	Search Revenue Sharing Addendum to Synacor Master Services Agreement dated November 18, 2004 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.10***	Search Revenue Sharing Addendum No. 2 to Synacor Master Services Agreement dated October 26, 2005 by and among Synacor, Inc. and ACC Operations, Inc.
10	.17.11***	Search Revenue Sharing Addendum No. 3 to Synacor Master Services Agreement dated October 26, 2005 by and among Synacor, Inc. and ACC Operations, Inc.
10	.18.1**	Sublease dated March 3, 2006 between Ludlow Technical Products Corporation and Synacor, Inc.
10	.18.2**	First Amendment to Sublease dated as of September 25, 2006
10	.18.3**	Second Amendment to Sublease dated as of February 27, 2007
10	.19**	2007 Management Cash Incentive Plan

Exhibit No.		Description

10.20		2007 Employee Stock Purchase Plan
10	.21**	Amendment to Offer Letter with Eric Blachno
10	.22*	Second Amendment to Offer Letter with Eric Blancho
16	.1**	Letter regarding change in certifying accountant
23	.1**	Consent of Deloitte & Touche LLP
23	.2**	Consent of Freed Maxick & Battaglia, CPAs, PC
23	.3*	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1).
24	.1**	Power of Attorney (contained in the signature page to this registration statement)
24	.2**	Power of Attorney from Jeffrey Mallett
99	.1**	Consent of Empire Valuation Consultants, LLC
99	.2**	Consent of Anvil Advisors

*	To be filed by amendment.

**	Previously filed.

***	Confidential treatment requested for portions of the document. The omitted portions have been filed with the Securities and Exchange Commission.